UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2024

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9696 Bonita Beach Rd, Suite 208, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2024, Innovative Food Holdings, Inc., a Florida corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following five proposals:

Proposal 1 – Election of Directors

Robert W. (Bill) Bennett, Sam Klepfish, Hank Cohn, James C. Pappas, Mark Schmulen, Jefferson Gramm, Denvers J. Smith, and Brady Smallwood were each elected to serve on the Board of Directors (the “Board”) for a one-year term that expires at the 2025 Annual Meeting of Stockholders, or until their earlier death, resignation or removal and their successors are elected and qualified. The final results of the voting were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Robert W. (Bill) Bennett	30,404,602	38,570	3,629,118
Sam Klepfish	24,829,949	5,613,223	3,629,118
Hank Cohn	25,893,995	4,549,177	3,629,118
James C. Pappas	29,504,602	938,570	3,629,118
Mark Schmulen	30,394,602	48,570	3,629,118
Jefferson Gramm	30,405,443	37,729	3,629,118
Denver J. Smith	29,504,602	938,570	3,629,118
Brady Smallwood	29,504,602	938,570	3,629,118

Proposal 2 – Ratification of Independent Registered Public Accountant

The Company’s stockholders ratified the previous appointment by the Board of Assurance Dimensions, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,941,692	21,823	108,775	–

Proposal 3 – Non-Binding Advisory Vote on Executive Compensation

The Company’s executive compensation, by non-binding advisory vote, was approved. The final results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,508,798	73,939	3,860,435	3,629,118

Proposal 4 – Frequency of Non-Binding Advisory Votes on Executive Compensation

The Company’s stockholders indicated, on an advisory basis, the preferred frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers as follows:

Every One (1) Year	Every Two (2) Years	Every Three (3) Years	Abstentions
29,238,579	1,156,010	18,378	30,205

In light of the foregoing, the Company currently intends to hold an advisory vote on the compensation of its named executive officers every one (1) year until the next required advisory vote on the frequency of holding the advisory vote on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: May 17, 2024
By: /s/ Robert William Bennett Robert William Bennett
Chief Executive Officer and Director (Principal Executive Officer)